UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 27, 2007

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) As previously reported in the Current Report on Form 8-K filed on August 31, 2007, Stein Mart, Inc. (the “Company”) announced the appointment of Linda McFarland Farthing as President and Chief Executive Officer of the Company on August 27, 2007. In connection with that appointment, on October 2, 2007 the Company and Ms. Farthing executed an employment agreement (the “Employment Agreement”), a copy of which is attached as Exhibit 10.1. The Employment Agreement, among other things, provides for: (i) a continuous term until terminated by either the executive or the Company upon not less than sixty (60) days advance written notice, (ii) an initial base salary of $826,000 per year, (iii) restrictive covenants against competing with the Company or recruiting any Company personnel for two years following termination, and (iv) vesting of unvested options and restricted shares upon death or disability. The executive remains eligible for other benefit plans and incentive plans in effect from time to time.

(e) As previously reported in the Current Report on Form 8-K filed on August 31, 2007, the Company announced the resignation of Michael D. Fisher as President and Chief Executive Officer of the Company and a member of its Board of Directors on August 27, 2007. In connection with that resignation, on October 2, 2007 the Company and Mr. Fisher executed a separation agreement (the “Separation Agreement”), a copy of which is attached as Exhibit 10.2. The Separation Agreement, among other things, provides for: (i) salary continuation of $826,000 per year for two years, (ii) continuation of certain employee benefits for two years, (iii) a $25,000 allowance for post-separation financial advice, (iv) exercise of currently outstanding stock options on or before November 27, 2007, (v) forfeiture of all other un-vested options and performance shares, (vi) continued participation in the Company’s 401(k) and deferred compensation plans through July 8, 2008, and (vii) restrictive covenants against competing with the Company for two years.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Employment Agreement, dated as of August 27, 2007, between Stein Mart, Inc. and Linda McFarland Farthing.

10.2	Separation Agreement and Release, dated as of August 27, 2007, between Stein Mart, Inc. and Michael D. Fisher.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC.
(Registrant)

Date: October 5, 2007	By:	/s/ D. Hunt Hawkins
D. Hunt Hawkins
Executive Vice President, Operations

EXHIBIT INDEX

10.1	Employment Agreement, dated as of August 27, 2007, between Stein Mart, Inc. and Linda McFarland Farthing.

10.2	Separation Agreement and Release, dated as of August 27, 2007, between Stein Mart, Inc. and Michael D. Fisher.